UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2014

IKANOS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

000-51532
(Commission File Number)

Delaware		73-1721486
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

47669 Fremont Boulevard, Fremont, California 94538

(Address of principal executive offices, with zip code)

(510) 979-0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Private Placement

Securities Purchase Agreement

On September 29, 2014, Ikanos Communications, Inc. (the “Company”) sold an aggregate of 39.6 million shares of common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $0.41 per share (the “Purchase Price”), resulting in aggregate gross proceeds to the Company of approximately $16.25 million, pursuant to a Securities Purchase Agreement (the “Purchase Agreement”) by and among the Company, a group of investors affiliated with Tallwood Venture Capital (collectively, the “Tallwood Group”) and Alcatel-Lucent Participations, S.A. (“Alcatel-Lucent Participations”), in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon Section 4(a)(2) of the Securities Act (the “Private Placement”). The Tallwood Group and Alcatel-Lucent Participations purchased $11.25 million and $5.0 million, or 27.4 million and 12.2 million shares, of Common Stock, respectively. Alcatel-Lucent Participations and Alcatel-Lucent USA Inc. (“Alcatel-Lucent USA”) are subsidiaries of Alcatel-Lucent (collectively referred to herein as “Alcatel-Lucent”).

The Tallwood Group is the Company’s largest single stockholder and prior to the Private Placement held approximately 31.8% of the outstanding shares of Common Stock. Immediately following the Private Placement, the Tallwood Group holds approximately 43% of the outstanding shares of Common Stock. The Tallwood Group has agreed to purchase an additional $11.25 million of Common Stock at the Purchase Price, with a total investment, including in the Private Placement, of no less than $22.5 million. Two members of the Company’s board of directors (the “Board of Directors”) are affiliated with the Tallwood Group. Diosdado Banatao, the Chairman of the Board, is a Founder and Managing Partner of Tallwood Venture Capital, and George Pavlov, a director, is a General Partner of Tallwood Venture Capital.

Registration Rights

The Company has agreed to file a registration statement on Form S-1 to register for resale the shares of Common Stock acquired by Alcatel-Lucent Participations in the Private Placement and the Warrant Shares (as defined below). In addition, on September 29, 2014, the Company amended and restated that certain Stockholder Agreement dated April 21, 2009, by and between the Company and the Tallwood Group (the “Amended and Restated Stockholder Agreement”). Under the terms of the Amended and Restated Stockholder Agreement, the Company will file a registration statement on Form S-1 to register for resale the shares of the Common Stock acquired by the Tallwood Group in the Private Placement, the 31.6 million shares owned by the Tallwood Group prior to the Private Placement, and any shares purchased in the Rights Offering, or pursuant to the standby purchase agreement (the “Standby Purchase Agreement”) described below (the “Tallwood Registrable Securities” and such registration rights, the “Tallwood Group Registration Rights”). Both Alcatel-Lucent Participations and the Tallwood Group also have piggyback registration rights.

Collaboration Arrangement with Alcatel-Lucent

The Company has entered into a collaboration with Alcatel-Lucent on the development of ultra-broadband products.

Alcatel-Lucent Board Observer Rights

In connection with the Private Placement, Alcatel-Lucent is entitled to appoint an observer to the Company’s Board of Directors.

Tallwood Group Voting Provisions

Under the Amended and Restated Stockholder Agreement, the Tallwood Group has agreed for the next five years to vote, and to cause its affiliates to vote, all shares of Common Stock held or beneficially owned by them in excess of 37.5% of the then-outstanding shares of Common Stock in the same proportion as the votes cast by stockholders other than the Tallwood Group and its affiliates in connection with matters as specified in the Amended and Restated Stockholder Agreement, but excluding the Authorized Share Increase (as defined below), in which case the Tallwood Group has agreed to vote, and to cause its affiliates to vote, all shares of Common Stock held or beneficially owned by them in favor of the Authorized Share Increase (as defined below).

Fees and Expenses

The Company has agreed to pay up to $300,000 in fees and expenses of Alcatel-Lucent related to the Private Placement and the Loan Agreement (as defined below), reasonable costs and expenses of Alcatel-Lucent associated with the post-funding administration of the Loan (as defined below), and up to $300,000 in fees and expenses of the Tallwood Group related to the Private Placement.

Rights Offering

In connection with the Private Placement, the Company agreed to commence a Rights Offering (as defined below) promptly after the closing of the Private Placement.

Standby Purchase Agreement; Rights Offering

Standby Purchase Agreement

The Company entered into a Standby Purchase Agreement with the Tallwood Group on September 29, 2014, pursuant to which the Tallwood Group agreed to purchase 27.4 million shares of Common Stock, less the number of shares of Common Stock purchased by the Tallwood Group pursuant to the exercise of its subscription rights in the Rights Offering (as defined below) (the “Standby Purchase”). The Standby Purchase will be at the Purchase Price and will be effected in a transaction exempt from the registration requirements of the Securities Act. The shares of Common Stock issued pursuant to the Standby Purchase Agreement will be Tallwood Registrable Securities.

Rights Offering

The Board of Directors declared a distribution right to holders of shares of Common Stock on September 26, 2014, the record date set by the Board of Directors for the Rights Offering (the “Record Date”), pursuant to which the Company will distribute, at no charge, non-transferable subscription rights to purchase shares of Common Stock (the “Rights Offering”), contingent upon the commencement of the Rights Offering. In the Rights Offering, stockholders will receive one subscription right for each whole share of common stock held at 5:00 p.m., Eastern Time on the Record Date. If a stockholder purchases its pro rata share of the Rights Offering (the “Base Offering”) and all shares subject to the Rights Offering are not purchased by other stockholders, the stockholder will have an over-allotment option to purchase any remaining unsold shares in the Rights Offering. The Tallwood Group has indicated its intention to purchase, between its initial purchase of $11.25 million in the Private Placement, and the Base Offering, an aggregate of $22.5 million of Common Stock and will be deemed to be eligible for the over-allotment option. Subject to the over-allotment option available to all stockholders, including the Tallwood Group, Alcatel-Lucent Participations’ purchase of $5.0 million of Common Stock in the Private Placement, the issuance of any Warrant Shares, and the impact of any future grants of equity awards, it is anticipated that any stockholder purchasing its pro rata share in the Base Offering will not be diluted by virtue of the Tallwood Group’s purchase of $22.5 million of Common Stock.

The Company intends to seek stockholder approval to, among other things, amend its Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 200,000,000 to 425,000,000 (the “Authorized Share Increase”). If the stockholders approve the Authorized Share Increase, then the number of shares available for purchase in the Rights Offering will be 144.9 million and, as a result, for each share held on the Record Date, stockholders will receive a subscription right to purchase 1.459707 shares of Common Stock at a subscription price of $0.41 per share, which is equal to the Purchase Price in the Private Placement. If the stockholders do not approve the Authorized Share Increase, the number of shares available for purchase in the Rights Offering will be 18.9 million and stockholders will receive a subscription right to purchase 0.190616 shares of Common Stock at the Purchase Price for each share held on the Record Date. The Tallwood Group, which holds approximately 43% of the Company’s outstanding shares of Common Stock immediately after the Private Placement, has agreed to vote, and to cause its affiliates to vote, all shares of Common Stock held or beneficially owned by them in favor of the Authorized Share Increase.

Loan and Security Agreement

The Company and Alcatel-Lucent USA entered into a Loan and Security Agreement on September 29, 2014 (the “Loan Agreement”), pursuant to which the Company may borrow up to $10.0 million subject to the terms and conditions set forth in the Loan Agreement (the “Loan”), including but not limited to, the execution and delivery of a commercial and collaboration agreement between the Company and Alcatel-Lucent, the closing of the Rights Offering and the transfer to the Company of at least 80% of certain intellectual property registrations currently held by an affiliate of the Company as set forth in the Loan Agreement. Amounts borrowed under the Loan Agreement will bear an interest rate of 9.5% per annum, payable as payments in kind compounded quarterly. The Loan must be repaid as to 15.0% of the then-outstanding principal balance (including accrued and unpaid capitalized interest to date) on November 30, 2016, and must be repaid in full on November 30, 2017.

The Company has the option to reduce the original principal amount on a dollar-for-dollar basis for each dollar of gross proceeds received by the Company in the Rights Offering in excess of $5.0 million, excluding any investment by the Tallwood Group in the Rights Offering, and the original principal amount shall be reduced automatically on a dollar-for-dollar basis for each dollar of gross proceeds received by the Company in the Rights Offering in excess of $15.0 million, excluding any investment by the Tallwood Group in the Rights Offering. Unless the Company receives an excess of $25 million of gross proceeds in the Rights Offering from sources other than investments by the Tallwood Group, the original principal amount cannot be reduced to an amount less than $1.0 million. The Company’s obligations under the Loan Agreement are secured by substantially all of its assets.

The Loan Agreement contains various loan covenants that restrict the ability of the Company to take certain actions, including, incurrence of indebtedness, creation of liens, mergers or consolidations, dispositions of assets, entering into certain transactions with affiliates or changing the nature of its business. In addition, the Loan Agreement contains financial covenants which require the Company to maintain an adjusted quick ratio of not less than 1.20 to 1.0.

The foregoing descriptions of the Amended and Restated Stockholder Agreement, the Purchase Agreement, the Loan and Security Agreement and the Standby Purchase Agreement, and the transactions contemplated thereby, are summaries, do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements filed as Exhibits 4.2, 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (collectively and together with the Warrant (as defined below), the “Transaction Documents”) and incorporated herein by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be disclosed under this Item 2.03 is set forth in Item 1.01 above and is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Private Placement and the Standby Purchase set forth under Item 1.01 is incorporated by reference into this Item 3.02.

On September 29, 2014, in connection with the Loan Agreement, the Company issued Alcatel-Lucent Participations a warrant (the “Warrant”) to purchase up to 3,157,894 shares of Common Stock (“Warrant Shares”) with an exercise price of $0.475 per Warrant Share, 1,578,947 of which are exercisable at any time until November 30, 2017 and, subject to adjustment as described below, 1,578,947 of which are exercisable at any time on or after the funding date of the Loan, but in no event after November 30, 2017. In addition, in the event of a “Fundamental Transaction” as defined in the Warrant (including a consolidation, merger or acquisition by a third party of over 50% of the Company’s voting stock, or a sale of substantially all of the Company’s assets), all remaining exercisable

Warrant Shares shall be deemed exercised: (i) immediately prior to and contingent upon the consummation of the Fundamental Transaction, or (ii) if the Weighted Average Price (as defined in the Warrant) of one Warrant Share is greater than the exercise price, by cashless exercise (if not otherwise exercised) immediately prior to the consummation of the Fundamental Transaction.

In the event the original principal amount of the Loan is reduced prior to funding to an amount less than $10.0 million, the initial number of Warrant Shares shall be reduced by up to 50% of such initial number, with the reduction to be proportionate to the reduction in the original principal amount of the Loan (e.g., a 50% reduction in the original principal amount would result in a 25% reduction of the initial number of Warrant Shares). The Company has agreed to register the Warrant Shares on the resale registration statement to be filed to register the shares purchased by Alcatel-Lucent Participations in the Private Placement. The foregoing description of the Warrant is a summary, does not purport to be complete and is qualified in its entirety by reference to the Warrant filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference into this Item 3.02.

The foregoing are issuances of securities to “accredited investors” (as that term is defined under Rule 501 of Regulation D), and are exempt from registration under the Securities Act in reliance upon Section 4(2) of the Securities Act or Regulation D Rule 506, as a transaction by an issuer not involving a public offering.

Item 7.01	Regulation FD Information.

On September 29, 2014, the Company issued a press release announcing the Private Placement and disclosing certain related matters. A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

The Company intends to hold a special meeting of stockholders to seek approval of: (i) the Authorized Share Increase; (ii) an increase in the number of shares of Common Stock reserved for issuance under the Company’s 2014 Stock Incentive Plan by 75,000,000 shares; and (iii) an option exchange program.

The Company expects to grant equity awards in the form of RSUs and/or options to its employees and executive officers shortly after completion of the Rights Offering to maintain the ownership percentage of its employees and executive officers at a level generally commensurate with their ownership percentage immediately prior to the Private Placement, and to make performance-related grants to certain executives at the same time. It is anticipated that the vesting commencement date for all time-based awards shall be the closing date of the Private Placement. The actual number of RSUs and/or options that may be granted pursuant to the foregoing will depend on the level of stockholder participation in the Rights Offering. The foregoing is subject to stockholder approval of the Authorized Share Increase and stockholder approval of an increase in the number of shares reserved for issuance under the Company’s 2014 Stock Incentive Plan, with individual grants subject to approval by the Board of Directors.

Item 8.01	Other.

The information regarding the Rights Offering set forth under the caption “Standby Purchase Agreement; Rights Offering – Rights Offering” under Item 1.01 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or furnished herewith as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

4.1	Warrant to Purchase Common Stock of Ikanos Communications, Inc. issued to Alcatel-Lucent Participations, S.A., dated September 29, 2014.

4.2	Amended and Restated Stockholder Agreement dated September 29, 2014, by and between the Company and the Tallwood Group.

10.1	Securities Purchase Agreement dated September 29, 2014, by and among Ikanos Communications, Inc., the Tallwood Group and Alcatel-Lucent Participations, S.A.

10.2	Loan and Security Agreement, dated September 29, 2014, by and between the Company and Alcatel-Lucent USA Inc.

10.3	Standby Purchase Agreement, dated September 29, 2014, by and between the Company and the Tallwood Group.

99.1	Press Release issued September 29, 2014.

Additional Information

The issuance and sale of securities to the Tallwood Group and Alcatel-Lucent Participations, S.A. in the Private Placement and to Alcatel-Lucent Participations, S.A. pursuant to the Loan Agreement have not been, and any Standby Purchase by the Tallwood Group will not be, registered under the Securities Act and will be subject to resale restrictions under the Securities Act. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from registration under the Securities Act.

The Rights Offering shall be made only by means of a prospectus anticipated to be filed with the SEC as part of a registration statement. A registration statement relating to the Rights Offering has not yet been filed with the SEC. The securities may not be sold, nor may any offer to buy be accepted prior to the time the registration statement has been filed and becomes effective. This Current Report on Form 8-K, the attached exhibits and the foregoing description do not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any offer or sale of securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or pursuant to an exemption from the registration requirements thereof.

This communication is not a solicitation of a proxy from any stockholder or investor. The Company plans to file with the SEC and mail to its stockholders a proxy statement (the “Proxy Statement”) in connection with the transactions contemplated herein and in the attached exhibits. The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies. Information regarding the Company’s directors and executive officers may be found in the Company’s definitive proxy statement for the Company’s 2014 Annual Meeting of Stockholders filed April 23, 2014. Directors and executive officers of the Company may solicit proxies for the stockholder meeting and will not be compensated separately for such services, but may be reimbursed for their reasonably incurred expenses. The Company may also hire and pay a firm to solicit proxies in connection with the proposals to be acted upon at the stockholder meeting. The Proxy Statement will contain important information about the Company and related matters, including information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies, and the current security holdings of the Company’s directors and executive officers. Security holders are urged to read the Proxy Statement carefully when it becomes available. The written materials described above, including the Proxy Statement and the interests of participants in the proxy solicitation pursuant to the Proxy Statement to be filed with the SEC, and other documents filed by the Company with the SEC, will be available free of charge from the SEC’s website at www.sec.gov. In addition, free copies of these documents may also be obtained by directing a written request to: Corporate Secretary, Ikanos Communications, Inc., 47669 Fremont Boulevard, Fremont, California 94538.

Cautionary Note Regarding Forward-Looking Statements

Certain information contained herein and in the attached exhibits may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include the words “expect,” “intend,” “plan,” “believe,” “anticipate,” “estimate,” “will,” and similar expressions, and include statements regarding the anticipated proceeds from the Private Placement and use of proceeds, the anticipated Rights Offering and structure thereof and the Standby Purchase, any additional investment in the Company by the Tallwood Group, the dilutive impact of the transactions described herein, including the Rights Offering, the anticipated filing of a Proxy Statement and related stockholder approval matters, the collaboration with Alcatel-Lucent, and the Company’s intent to grant equity awards after the Rights Offering, including in connection with maintaining employee and executive officer ownership levels generally commensurate with ownership levels immediately prior to the Private Placement. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those indicated in these statements. These factors include, but are not limited to, the following: stockholder participation in the Rights Offering; obtaining the necessary stockholder approval of the Authorized Share Increase, to increase the number of shares reserved for issuance under the Company’s 2014 Stock Incentive Plan and to approve the option exchange program; the Company’s ability to successfully complete the Rights Offering; the Company’s ability to meet the terms and conditions of the Loan Agreement, including for the funding of the Loan; the Company’s ability to complete or achieve the anticipated benefits of its collaboration with Alcatel-Lucent; and the Company’s ability to grant equity awards after the Rights Offering, including in connection with maintaining employee and executive officer ownership levels generally commensurate with ownership levels immediately prior to the Private Placement. A more detailed discussion of how these and other risks and uncertainties could cause actual results to differ materially from those indicated in these forward-looking statements may be found in the Company’s reports filed with SEC (available at www.sec.gov), including the Company’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2014, filed August 8, 2014. The Company does not undertake any obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IKANOS COMMUNICATIONS, INC.

Date: September 29, 2014	By:	/s/ Dennis Bencala
Dennis Bencala
Chief Financial Officer and Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Warrant to Purchase Common Stock of Ikanos Communications, Inc. issued to Alcatel-Lucent Participations, S.A., dated September 29, 2014.

4.2	Amended and Restated Stockholder Agreement, dated September 29, 2014, by and between the Company and the Tallwood Group.

10.1	Securities Purchase Agreement, dated September 29, 2014, by and among Ikanos Communications, Inc., the Tallwood Group and Alcatel-Lucent Participations, S.A.

10.2	Loan and Security Agreement, dated September 29, 2014, by and between the Company and Alcatel-Lucent USA Inc.

10.3	Standby Purchase Agreement, dated September 29, 2014, by and between the Company and the Tallwood Group.

99.1	Press Release issued September 29, 2014.